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                                                                   Exhibit 10.11

                        VOLUNTARY STOCK POOLING AGREEMENT


THIS VOLUNTARY POOLING AGREEMENT ("Pooling Agreement") is made and entered into this 31ST DAY OF JULY, 1996 by and between FREMONT GOLD CORPORATION, a Delaware corporation (the "Issuer") and the UNDERSIGNED SHAREHOLDERS of the Issuer listed on Schedule "A" (the "Undersigned").

                                    RECITALS:

      A. The Undersigned have received shares of common stock ("SHARES") of the Issuer pursuant to a certain Stock Purchase Agreement ("STOCK PURCHASE AGREEMENT") dated July 31, 1996, between the Undersigned and the Issuer.

      B. In order to maintain an orderly market for the common stock in the Issuer, the Undersigned have agreed to place the Shares in a pool to be released as set out herein;

      In consideration of the mutual covenants and agreements, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

                                   AGREEMENT:

      1. In this Pooling Agreement "EXCHANGE DATE" shall mean July 31, 1996.

      2. The undersigned acknowledge that the securities represented by the Shares have not been registered under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), or under the securities law of any State of the United States, that the securities shall be sold under the Securities Act in reliance on Rule 701 with respect to Messrs. Hopley and Topham and Rule 903 of Regulation S with respect to all others, that the transfer of the securities represented by the Shares is prohibited except in accordance with the provisions of Regulation S. and that the securities are subject to a restricted period.

      3. The Undersigned hereby severally agree each with the other and with the Trustee that they will deliver or cause to be delivered to the Trustee certificates representing their respective Shares in the Issuer, as set forth in Schedule "A" to the Stock Purchase Agreement, to be held by the Trustee and, unless then prohibited by a court of competent jurisdiction, released, subject as hereinafter provided, on a pro-rata basis as follows:

            a.    25 percent of the Share February 1, 1997;

            b.    25 percent of the Shares on May 1, 1997;

            c.    25 percent of the Shares on August 1, 1997; and
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            d.    25 percent of the Shares on November 1, 1997;

      4. Each of the Undersigned shall be entitled to a letter or receipt from the Trustee stating the number of Shares represented by certificates held for it by the Trustee subject to the terms of this Pooling Agreement, but such letter or receipt shall not be assignable.

      5. During that period which the Shares are held in trust by the Trustee as set forth in Paragraph 3 of this Pooling Agreement: (i) the Undersigned shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the Shares or beneficial ownership of, or any interest in the Shares; (ii) neither the Issuer nor the Trustee shall accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal and/or beneficial ownership or of interest in the Shares, except as may be required by reason of the bankruptcy of any one or more of the Undersigned subject to this Pooling Agreement, for whatever person or persons, firm or corporation may thereby become legally entitled thereto; and (iii) the Undersigned shall continue to be the registered and beneficial holders of the Shares, and shall be entitled to all rights as such, including voting and distribution rights.

      6. Upon delivery of all the Shares by the Trustee to either of the Undersigned or a court in compliance with the provision of paragraph 7, this escrow will terminate.

      7. If the Trustee is prohibited from acting under this Pooling Agreement by an order of a court of competent jurisdiction, the Trustee will immediately put into court the Shares in its possession at such time.

      8. The Trustee may act in this Pooling Agreement on the advice of legal counsel but will not be responsible for acting or failing to act on the advice of legal counsel. The Trustee will not have any duties or responsibilities except those set out in this Agreement and will not incur any liability in acting upon any signature, notice, statutory declaration, notice of dispute or other paper believed by the Trustee to be genuine and the Trustee may assume that any person purporting to give any such notice, statutory declaration, notice of dispute or other paper has been duly authorized to do so. The Trustee will be automatically released from all responsibility and liability under this Pooling Agreement upon termination of the escrow in accordance with the terms of this Pooling Agreement.

      9. In the event the Trustee fails or refuses to act under this Pooling Agreement, the Issuer may appoint a substitute trustee and the Issuer and the Undersigned will provide a joint direction in writing to the Trustee to authorize the Trustee to deliver the Shares to the substitute trustee.

      10. The Trustee may withdraw from its position under this Pooling Agreement effective immediately upon service of written notice of withdrawal on the Undersigned and the Issuer. Upon withdrawal, the Trustee will have no further responsibilities or liabilities other than to deliver the Shares to the substitute trustee in accordance with paragraph 9, unless then prohibited by an order


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of a court of competent jurisdiction. In the event the Trustee wishes to withdraw and no substitute trustee has been appointed, the Trustee may put the Shares into court, pending resolution of the matter preventing appointment of a substitute trustee and thereafter may resign.

      11. The parties hereto acknowledge and agree that the Issuer shall have the right, at its sole discretion, to accelerate the releases referred to herein on a pro-rata basis and may from time to time notify the Trustee of such acceleration. Such acceleration may be based on whatever consideration the Issuer, in its sole discretion, considers advisable, provided however that in all cases the releases shall be on a pro-rata basis.

      12. This Pooling Agreement shall inure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.

      13. This Pooling Agreement may be executed in one or more counterparts. Each such counterpart shall constitute an original document and such counterparts taken together shall constitute one and the same agreement.

      14. The Issuer will be responsible for, and will pay from time to time, the reasonable fees and expenses of the Trustee in connection with the performance of its duties under this Pooling Agreement. The Issuer and the Undersigned will jointly and severally indemnify and save harmless the Trustee of and from all claims, demands, damage, loss, cost, including solicitor and own client costs, and expenses arising out of its performance or lack of performance of its duties under this Pooling Agreement.

      15. It is further agreed by and between the parties hereto, without restricting the foregoing indemnity; that in case proceedings should hereafter be taken in any Court respecting the Shares hereby pooled, the Trustee shall not be obliged to defend any such action or submit its rights to the Court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against cost of such proceedings.


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      TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Pooling
Agreement on the date first above written.

W. FRED CARLSILE


___________________
Trustee

FREMONT GOLD CORPORATION,           DAVID BAUMANN, an individual
a Delaware corporation

                                    _________________________________
By:_____________________________    David Baumann
Its:____________________________


JOSEPH CHARLAND, an individual      LUIS MIGUEL GARCIA DELGADO,
                                    an individual

________________________________    _________________________________
Joseph Charland                     Luis Miguel Garcia Delgado


KARL VOGLER, an individual          ALICIA CASTRO, an individual


________________________________    _________________________________
Karl Vogler                         Alicia Castro


MICHAEL J. HOPLEY, an individual    ERICA OCHOA HURTADO, an individual


________________________________    _________________________________
Michael J. Hopley                   Erica Ochoa Hurtado


DAVID SHAW, an individual           EDWARD M. TOPHAM, an individual


________________________________    _________________________________
David Shaw                          Edward M. Topham


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